UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 10, 2023
Date of Report (date of earliest event reported)

OPORTUN FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 001-39050

Delaware		45-3361983
State or Other Jurisdiction of Incorporation or Organization		I.R.S. Employer Identification No.

2 Circle Star Way
San Carlos,	CA	94070
Address of Principal Executive Offices		Zip Code
(650) 810-8823
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On March 10, 2023 (the “Second Amendment Closing Date”), Oportun Financial Corporation (the “Company”) entered into an Amendment No. 2 to Credit Agreement (the “Second Amendment”), by and among the Company, as borrower, the subsidiaries of the Company party thereto as guarantors, certain affiliates of Neuberger Berman Specialty Finance as lenders, and Wilmington Trust, National Association, as administrative agent and collateral agent (the “Agent”), which amended the Credit Agreement, dated as of September 14, 2022 (as amended, supplemented or otherwise modified, including by the Second Amendment, the “Amended Credit Agreement”), by and among the Company, the lenders from time to time party thereto and the Agent.

On the Second Amendment Closing Date, the Company borrowed $20.8 million of incremental term loans (the “Incremental Tranche A-1 Loans”) and intends to borrow an additional $4.2 million of incremental term loans (the “Incremental Tranche A-2 Loans”) on or about March 27, 2023, which amount has been committed by the applicable lenders. Under the Amended Credit Agreement, the Company may borrow up to an aggregate additional amount of $50.0 million on an uncommitted basis, in two $25.0 million tranches (the “Incremental Tranche B Loans” and the “Incremental Tranche C Loans”) expected to be available, if provided by the applicable lenders, on or about April 21, 2023 and June 23, 2023, respectively.

The loans (the “Loans”) and other obligations under the Amended Credit Agreement are secured by the assets of the Company and certain of its subsidiaries guaranteeing the Loans, including pledges of the equity interests of certain subsidiaries that are directly or indirectly owned by the Company, subject to customary exceptions.

Following the Second Amendment Closing Date, the Loans bear interest at (a) an amount payable in cash equal to 1-month term SOFR plus 9.00% plus (b) an amount payable in cash or in kind, at the Company’s option, equal to 3.00%. The Loans are scheduled to mature on September 14, 2026, and are not subject to amortization. Certain prepayments of the Loans are subject to a prepayment premium.

The Amended Credit Agreement modifies the existing financial covenants as follows:
•minimum liquidity as of the last day of each month is $50.0 million, or $42.5 million through December 31, 2023 to the extent that none of the Incremental Tranche B Loans or Incremental Tranche C Loans is funded;
•minimum cash held in accounts subject to a perfected security interest as of the last day of each month is $30.0 million through February 29, 2024, or $22.5 million to the extent that that none of the Incremental Tranche B Loans or Incremental Tranche C Loans is funded, and increasing to $40.0 million thereafter; and
•minimum asset coverage ratio as of the last day of each month is 0.86 to 1.00, 0.79 to 1.00, 0.79 to 1.00, 0.81 to 1.00, 0.84 to 1.00, 0.83 to 1.00, 0.85 to 1.00, 0.90 to 1.00, 0.94 to 1.00 and 0.91 to 1.00 for the months ending March 31, 2023 through December 31, 2023, respectively, 1.00 to 1.00 for the months ending January 31, 2024 through June 30, 2024, 1.25 to 1.00 for the months ending July 31, 2024 through December 31, 2024, and 1.50 to 1.00 thereafter.

In addition, the Amended Credit Agreement provides for a new non-performing loss rate covenant as of the last day of each month through December 31, 2024 (or such earlier date that the asset coverage ratio test, at the Company’s election, reverts to 1.50 to 1.00), requiring that the weighted average non-performing loan rate over the trailing 6-month period of monthly originations will not be permitted to exceed a maximum non-performing loan rate determined on the basis of a 20% cushion to expected non-performing loan rates over each such 6-month period.

On the Second Amendment Closing Date, pursuant to the Second Amendment, the Company issued warrants (the “Warrants”) to the lenders providing the Incremental Tranche A-1 Loans to purchase 1,980,242 shares of the Company’s common stock at an exercise price of $0.01 per share. In addition, (a) in connection with the funding of the Incremental Tranche A-2 Loans, the Company will issue Warrants to the lenders providing the Incremental Tranche A-2 Loans to purchase 116,485 shares of the Company’s common stock, (b) in connection with the funding of the Incremental Tranche B Loans, the Company will issue Warrants to the lenders providing the Incremental Tranche B Loans to purchase 1,048,363 shares of the Company’s common stock, and (c) in connection with the funding of the Incremental Tranche C Loans, the Company will issue Warrants to the lenders providing the Incremental Tranche C Loans to purchase 1,048,363 shares of the Company’s common stock, in each case, at an exercise price of $0.01 per share. The Company also entered into a Registration Rights Agreement with the applicable lenders on the Second Amendment Closing Date (the “Registration Rights Agreement”), which stipulates that the Company will file a registration statement with the Securities and Exchange Commission (the “SEC”) with respect to the shares underlying the Warrants.

A copy of the Amended Credit Agreement is filed with this Form 8-K as Exhibit 10.1 and incorporated by reference herein. The foregoing description of the Amended Credit Agreement is qualified in its entirety by reference to the full text of the Amended Credit Agreement. The description of the Warrants is qualified in its entirety by reference to the full and complete terms of the form of Warrant, which is attached hereto as Exhibit 4.1 and incorporated herein by reference. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full and complete terms of the Registration Rights Agreement, which is attached hereto as Exhibit 4.2 and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition

On March 13, 2023, the Company issued a press release regarding the Company’s financial results for its fiscal quarter and full year ended December 31, 2023. A copy of the Company’s press release is furnished as Exhibit 99.1 to this report.

The information in this report, including Exhibit 99.1 attached hereto, shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act regardless of any general incorporation language in such filing, except as expressly stated by specific reference in such filing.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities

The disclosure provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements including, but not limited to, statements related to the terms, obligations and benefits of the Amended Credit Agreement, the Warrants and the Registration Rights Agreement. These statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These risks and uncertainties include risks related to the failure to obtain the full benefits of the Amended Credit Agreement; changes in the Company’s ability to obtain additional financing on acceptable terms or at all; the Company’s potential need to seek additional strategic alternatives, including restructuring or refinancing of its debt, seeking additional debt or equity capital, or reducing or delaying its business activities and strategic initiatives; the Company’s ability to maintain compliance with its debt covenants; and those risks described in the Company's filings with the SEC, including the Company's most recent annual report on Form 10-K and most recent quarterly report on Form 10-Q. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. The forward-looking statements included herein are made only as of the date hereof, and the Company undertakes no obligation to revise or update any forward-looking statements for any reason.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number
4.1	Form of Warrant
4.2	Registration Rights Agreement, dated as of March 10, 2023, by and among Oportun Financial Corporation, Wilmington Trust, National Association, and the Lenders party thereto.
10.1
Amendment No. 2 to Credit Agreement, dated as of March 10, 2023, by and among Oportun Financial Corporation, the Subsidiary Guarantors party thereto, Wilmington Trust, National Association, and the Lenders party thereto.*

99.1	Press Release dated March 13, 2023
104	Cover Page Interactive Data File embedded within the Inline XBRL document
*Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPORTUN FINANCIAL CORPORATION
(Registrant)

Date:	March 13, 2023	By:	/s/ Jonathan Coblentz
Jonathan Coblentz
Chief Financial Officer and Chief Administrative Officer
(Principal Financial Officer)